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American Portfolios Financial Services Inc.
4250 Veterans Memorial Hwy, 4th Floor East                                      New Acct [ ]              Update [ ]
Holbrook, NY 11741
Phone:  631.439.4600  Fax:  631.439.1325

[ ] margin
RR: [ ][ ][ ]     APFS #[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  BEAR STEARNS ACCT: [ ][ ][ ]  [ ][ ][ ][ ][ ] [ ] [ ]
[ ] option

Name/Title of Account: ___________________________________________________________________________________

Mailing Address:_________________________________________________________________________________________

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Registration:     [ ] Individual    [ ] JTWROS       [ ] Tenants in Common      [ ] UGMA/UTMA    [ ] 529 Plan
                  [ ] IRA:          [ ] Traditional  [ ] Roth          [ ] Educational  [ ] Rollover
                  [ ] Other_________________________________________________________________________________
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PRIMARY:                                                              SPOUSE:
SS: or TIN ____________________________DOB ___/___/___                SS: or TIN ____________________________DOB ___/___/___
Last                                                                  Last

Name ______________________________________Sr/Jr_____                 Name ______________________________________Sr/Jr_____
First ____________________________MI_____Title_________               First ____________________________MI_____Title_________
Legal Address (if differs from mailing address)                       Legal Address (if differs from mailing address)
Street _______________________________________________                Street _______________________________________________
City _______________________________St________Zip_____                City _______________________________St________Zip_____
Phone: Day ____________________ Night_________________                Phone: Day _____________________ Night________________
Occupation ___________________________________________                Occupation __________________________________________
Employer ____________________________________________                 Employer ____________________________________________
City/St ______________________________________________                City/St ______________________________________________
Dependents _______Citizenship____________ Bank__________              Dependents _______Citizenship____________ Bank__________
Tax  Bracket:     [ ] 0-15%         [ ] 16-30%       31%+             Tax  Bracket:     [ ] 0-15%         [ ] 16-30%       31%+
Annual Income $___________________                                    Annual Income $___________________
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Account Holders Combined Income: $_______________ Total Net Worth: $___________ Liquid Net Worth: $______________
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Investor Risk Tolerance:            [ ] Low          [ ] Moderate      [ ] Moderate/High[ ] High
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Objectives (May select more than one):

         [ ] Tax Savings   [ ] Income       [ ] Balanced      [ ] Growth        [ ] Speculation  [ ] Trading
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Investor Experience: (Years)        Mutual Funds ______ Variable Annuity ______  Stocks ______  Bonds ______  Options______
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Current Holdings:  Money Market $_______ Stocks $_______ Bonds $_______ CD/Savings $________ Mutual Funds $_______
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[ ] Client Related to Registered Representative.  Describe
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[ ] Discretionary Authority Granted Name: ______________________________________________________________________

[ ]Client of family member is associated with an Exchange or NASD member firm, Bank, Insurance Co., or Investment
Advisor.

         Firm Name________________________________. (Bear Stearns a/c's Employer Consent Form required prior to
                                                                        ---------------------          -----
account opening)

[ ]Client is an officer, director, or 10% or more shareholder of a public co. Name of
Co.________________________________

Initial transaction: ____________________________________(if differs from objectives stated above, explain below)

Comments: _________________________________________________________________________________________________

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CLIENT AUTHORIZATION: I certify that all of the above information provided on this form is true, correct and complete and that I have reviewed the New Account/Qualification Disclosure Statement located on the back of my copy for my information and understanding. I have been advised of the Risks/Rewards inherent in investing. I UNDERSTAND THAT THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE ON THE BACK OF MY COPY OF THIS AGREEMENT.

CLIENT SIGNATURE  X______________________________________________________________DATE ___/___/200__
CLIENT SIGNATURE  X______________________________________________________________DATE ___/___/200__

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REGISTERED  REPRESENTATIVE REVIEW: - I have reviewed the account for  BRANCH MANAGER APPR0VAL
completeness,   accuracy,  and  suitability.  I  have  reviewed  the
"qualifications/Disclosures   statement"  with  the  client.   I  am  Signature:________________________________________________
registered in the State of the client's residence.
                                                                      Print:_________________________________ Date: ___/___/200___
RR SIGNATURE X ________________________ DATE __/__/200__
                                                                      HOME OFFICE APPROVAL

RR NAME ________________________________________________              Signature:________________________________________________
                                                                      Print:_________________________________ Date: ___/___/200___
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                NEW ACCOUNT QUALIFICATIONS/DISCLOSURE STATEMENT

Client: The following information and disclosures are provided for your benefit, protection and understanding so that you cam make an informed decision.


                             PLEASE READ CAREFULLY!

I. YOUR RELATIONSHIP TO AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC.

A. Your registered representative ("Representative") is engaged in the sale of securities products as a registered representative of American Portfolios Financial Services, Inc. (APFS) or any such other broker/dealer which he may represent as a dual licensed registered representative.

B. Acting through your Representative, who is shown on the facing page of this document, you have appointed APFS as your agent for the purpose of carrying out your directions with respect to the purchase or sale of securities and, as such APFS is authorized to open or close brokerage accounts, place and withdraw orders and take such other steps as reasonable to carry out your direction.

C. An account will be deemed opened by APFS on your behalf upon the completion of this New Account Application and agreement.

D. APFS will recognize only those securities transactions that are executed with its knowledge, control and consent and are duly reflected on its books and records as broker/dealer transactions.

E. APFS shall have sole discretion to accept your securities orders. APFS will automatically reject any investment which is not deemed a security or is labeled or designated as a non-security.

F. In consideration of our carrying a joint cash or margin account in the form of names listed in the facing page, you jointly and severally agree that each one of you shall have authority to buy and sell on behalf of the joint account and generally deal with APFS on behalf of the joint account as fully and completely as if each one of you were interested in said account.

G. If upon the purchase/sale of securities by APFS at your direction, you fail to pay for or deliver monies or securities, you authorize APFS to take those steps necessary to pay for/deliver such monies or securities. You further agree to reimburse APFS for any loss it may sustain on your behalf.

H. Transactions not effected through APES are not the responsibility of APFS.

II. SERVICES OFFERED BY YOUR REGISTERED REPRESENTATIVE ("REPRESENTATIVE")

A. Your Representative has been engaged by APFS solely to make offers to buy or sell securities and Representative has no express, implied or apparent authority to contract otherwise on behalf of APFS.

B. Your Representative wilt only be empowered to place an order for your account, upon your prior direction and review or that of your delegate-based upon of a review of your financial condition and objectives as shown on the New Account Application. Should an order be placed for a security in a greater relative risk category than you marked for pre-approval, such an order will be deemed to be an automatic amendment of your objectives.

C. Your Representative may offer non-securities products and services outside the scope of his registration and control by APFS, such as: insurance advisory services, real estate brokerage, law, accounting, tax, estate, business or financial planning, pension administration or consulting, tax preparation, or any other non-securities products and/or services. In such situations, APFS remains disinterested and neither approves or disapproves of such activities. If you choose to engage your Representative, as your agent for the provisions of such products and services, you shall hold APFS harmless from any losses which you may incur in the provision of such nonsecurities products and services.

D. In addition, your Representative may have established a marketing identity separate from and unaffiliated with APFS. for the provision of such non-securities products and service. This entity may not be registered with any federal or state regulatory agency and therefore, may not be subject to protection afforded by such registration. However, the name of the onsite individual responsible for supervision, with respect to APFS securities activities, is located on the APFS "Branch Office Certificate", which is displayed prominently in each APFS branch office.

E. Your representative is licensed to sell securities and/or insurance products on a commission basis. However, in order to effect proper due diligence and suitability in determining whether or not such product sales are warranted, he may provide certain "Financial Planning" related services incidental to his role as your financial services professional. Such services typically involve advising you and your family regarding the management of your financial resources based upon an analysis of your needs. He may review your present and anticipated assets and liabilities, including insurance, savings, investments, as well as your anticipated retirement or other employee benefits. All recommendations, which are implemented in the form of securities or insurance purchases, will cause him to be compensated on a commission basis.

III. INVESTMENT RISK DISCLOSURE

A.) YOU UNDERSTAND THE FOLLOWING INVESTMENT OBJECTIVES:

I. Money Markets: Maximize current income with preservation of capital while attempting share stability. Typically are not FDIC Insured.

2. Growth: Primary goal is capital appreciation, income generation is secondary.

3. Income: Generates high level of taxable corporate or lower tax-free government/municipal bond income.

4. Balanced: A combination of growth & income objectives.

5. Aggressive: Seeks either highest capital gains from equities and/or higher yields from longer term bonds. Typically higher risk portfolio.

6. Trading: Primary goal is growth via trading profits. High activity and portfolio turnover is common. For the experienced investor who possesses a high risk tolerance.

B.) YOU FURTHER UNDERSTAND THAT TIME AND DIVERSIFICATION HELP TO MANAGE THE AFOREMENTIONED INVESTMENT RISKS BY ALLOWING A WELL-DIVERSIFIED PORTFOLIO THE TIME FRAME NEEDED TO REALIZE NON- GUARANTEED. BUT HISTORICAL NORMS.

C.) DETERMINING RISK TOLERANCE. YOU ACCEPT THE FACT THAT RISK TOLERANCE IS A SUBJECTIVE MEASURE. SPECIFIC TO EACH CLIENT SITUATION, INVESTMENT AND INVESTMENT OBJECTIVES. THEREFORE. YOU HAVE CHOSEN TO WORK WITH YOUR REPRESENTATIVE, USING PRODUCTS WHOSE PRICE FLUCTUATION IS MATCHED TO YOUR INVESTMENT TIME FRAME, I.E.. THE LONGER YOUR INVESTMENT TIME FRAME, THE GREATER VOLATILITY YOU WILL HAVE CHOSEN TO ASSUME.

D.) THEREFORE. YOU REPRESENT TO APFS THAT YOU ARE WILLING TO ASSUME THESE, RISKS, AS EVIDENCED BY YOUR DECISION TO OPEN A SECURITIES ACCOUNT, AND THAT YOU ARE IN FACT FINANCIALLY ABLE TO BEAR THESE RISKS. YOU ALSO UNDERSTAND THAT YOU HAVE AN AFFIRMATIVE OBLIGATION TO NOTIFY APFS IN WRITING SHOULD YOUR FINANCIAL CONDITION ADVERSELY CHANGE OR SHOULD YOUR OBJECTIVES BECOME MORE CONSERVATIVE FROM WHAT IS SHOWN ON THIS NEW ACCOUNT APPLICATION.

E.) You will demand and obtain from your Representative, the current Offering Document/ Prospectus which fully describes the investment, including potential risks and costs, prior to purchasing an interest in partnership, mutual fund, variable product, unit investment trust or any new issue.

F.) When purchasing an interest in a partnership or mutual fund, it is normally advisable to take advantage of any available quantity discount privileges ("break-point levels") as discussed in the applicable Offering
Document/Prospectus, although doing so may limit your portfolio diversification.

G.) It is rarely advisable for you to switch from one variable product or mutual fund to another- especially where it will incur an additional up-front or contingent sales charge for such transfer of assets, unless there exists a reasonable basis for such switch. Do not be induced by a pending dividend when purchasing or selling securities.

H.) YOU MAY CONTACT THE MAIN OFFICE IF YOU HAVE ANY CONCERNS ABOUT YOUR ACCOUNT.

IV. BROKERAGE COMPENSATION

A) All individual stock/bond transactions are effected on a markup/markdown or agency commission compensation basis. The compensation method for mutual fund products is usually indicated by following share classifications:

1. "A" Share: Up front sales charge, May offer volume (Breakpoint") discounts. Tendency for lower annual expenses over time.

2. "B" Share: No up front sales charge. Sales charge is amortized overtime. Subject to a withdrawal ("Back-End") charge if contingency (Minimum Investment Period) is not met Designed for investor who wants to put entire principle to work while investing for a period which exceeds the contingency. Expenses may equal or be greater than those of "A" shares overtime. Breakpoints are not usually available. A "B" SHARE IS NOT A "NO LOAD".

3. "C" Share: No initial sales charge. May have a one year or more contingency with a level, low, ongoing ("Amortized") sales charge. Appropriate for investors with former no loads, short investment horizons or those desiring to "Pay as they Go". Expenses may equal or be greater than those of "A" Shares over time.
NOTE: Not all products offer multi-class pricing options. A "C" SHARE IS NOT A NO-LOAD.

B.) In accordance with SEC Rule II Acl-3, please be advised that the firm may receive compensation for directing equity order flow, including listed equities, to selected market makers or non-market makers in the form of per share cash payment. These firms have been selected to provide executions of transactions at or better than the national best bid or offer prices in the various markets. These firms are selected based on the consistently high quality of prior executions and attempts at price improvements as regular reviews of these executions by our trading department has discerned.

V. UNAUTHORIZED PROHIBITED ACTS

         You must take responsibility in preventing unauthorized acts within your control by adhering to all of the following:

A. NEVER MAKE PAYMENT PAYABLE TO A REPRESENTATIVE or to an entity in which the Representative may gain access to your funds. Please make your payment payable to one of the following parties: A mutual fund or variable product sponsor , as instructed in the Prospectus and/or Memorandum ("Offering Document"), a partnership's escrow agent or to the partnership as instructed in the Offering Document; or to APFS. as instructed by your Representative.

B. Please pay for all security purchases by utilizing a traceable instrument (personal check, etc.) Never pay cash for a security purchase.

C. Do not loan to Representative or borrow from Representative monies or securities and specifically do not authorize or permit Representative to act as a personal custodian of your securities, stock-powers, monies or any other personal or real property of which you may have an interest.

D. Do not obtain credit or otherwise borrow money to purchase securities through APFS.

E. Do not accept any commission rebate or any other inducement with respect to your purchase or sale of securities.

F Do not agree to enter into any other business relationship with Representative including, but not limited to helping to capitalize or finance any business of Representative.

VI.      CUSTOMER ORDERS

         Customer orders may NOT be given to APFS via E-mail or fax or telephone voicemail.

VII.     AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC. NOTIFICATION OF PRIVACY

         The confidentiality of client information is an important concern of American Portfolios. Inc. ("APFS"). We take precautions to safeguard client personal information at all times, and we will remain vigilant in protecting that information. The provisions of this privacy notice will apply to former clients as well as current clients. APFS collects personal information about you that is either required or necessary to provide you with financial products or services. We may obtain this information from the following sources:

o Information we receive from you on account applications, forms and other information that you provide to us, whether in writing, in person, by telephone or by any other means. This information may include your name, address, telephone number, social security number. occupation, assets and income.

o Information about your transactions with a non-affiliated third party or us, such as account balances, payment history and account activity.

o Information we receive from a consumer-reporting agency, such as your credit bureau reports and other information relating to your creditworthiness.

APFS will only disclose certain information about you, as permitted by law, under the following circumstances:

o Where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities.

o        To consumer reporting agencies.

o To our service providers to help us process your applications or service your accounts. These service providers, in turn, are required to protect the confidentiality and security of any information we give to them and may not reuse it for any other purpose.

APFS restricts access to your personal account(s) and information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with the industry standards to safeguard your nonpublic personal information. Third parties who have access to such personal information must agree to follow appropriate standards of security and confidentiality.
We trust that this clarifies APFS' position on client confidentiality, and look forward to being of service to you in the future.

PREDISPUTE ARBITRATION CLAUSE

         IT IS AGREED THAT ANY CONTROVERSY BETWEEN THE PARTIES ARISING OUT OF YOUR BUSINESS OR THIS AGREEMENT, EXCEPT FOR THOSE DISPUTES BETWEEN THE PARTIES ARISING UNDER THE FEDERAL SECURITIES LAWS WHICH ARE OR ARE HELD TO BE NONARBITRABLE AS A MATTER OF LAW, SHALL BE SUBMITTED TO ARBITRATION CONDUCTED UNDER THE PROVISIONS OF THE CONSTITUTION AND RULES OF THE BOARD OF GOVERNORS OF THE NEW YORK STOCK EXCHANGE, INC. OR ANY OTHER NATIONAL SECURITIES EXCHANGE ON WHICH A TRANSACTION GIVING RISE TO A CLAIM TOOK PLACE OR PURSUANT TO THE CODE OF ARBITRATION PROCEDURES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AS THE CLIENT MAY ELECT. ARBITRATION PROCEDURES MUST BE COMMENCED BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATION THEREIN ELECTING THE ARBITRATION TRIBUNAL. IN THE EVENT THE ACCOUNT OWNER DOES NOT MAKE SUCH ELECTION WITHIN FIVE (5) DAYS OF SUCH DEMAND OR NOTICE, THEN THE CLIENT AUTHORIZES AMERICAN PORTFOLIOS FINANCIAL SERVICES, INC. TO DO SO ON BEHALF OF THE CLIENT. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION UNTIL: (1) THE CLASS CERTIFICATION IS DENIED; or (2) THE CLASS IS DECERTIFIED; or (3) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

DISCLOSURES

1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

2. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.

3. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

4. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OR RULINGS BY THE ARBITRATORS IS STRICTLY PROHIBITED.

5. THE PANEL OR ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.